MORTGAGE LOAN PURCHASE AGREEMENT

        This is a Mortgage Loan Purchase Agreement (the "Agreement") dated as of January 29, 2002 among GMAC Mortgage Corporation, a Pennsylvania corporation, having an office at 100 Witmer Road, Horsham, Pennsylvania 19044, as seller ("GMACM"), Witmer Funding LLC, a Delaware limited liability company, having an office at 100 Witmer Road, Horsham, Pennsylvania 19044, c/o GMAC Mortgage Corporation, as seller ("Witmer" and, together with GMACM, each a "Seller" and collectively, the "Sellers") and Residential Asset Mortgage Products, Inc., a Delaware corporation, having an office at 8400 Normandale Lake Boulevard, Minneapolis, Minnesota 55437 (the "Purchaser").

        WHEREAS, GMACM, in the ordinary course of its business acquires and originates mortgage loans and acquired or originated all of the mortgage loans listed on the Mortgage Loan Schedule attached as Schedule I hereto (the "Mortgage Loans");

        WHEREAS, GMACM sold a portion of the Mortgage Loans (the "Witmer Mortgage Loans"), to Witmer, pursuant to an Amended and Restated Mortgage Loan Purchase and Servicing Agreement (the "Witmer Purchase Agreement"), dated as of January 15, 2002, among Witmer, as purchaser, GMACM, as a seller and servicer, GMAC Bank, as a Seller, and GMAC Residential Holding Corp., as performance guarantor;

        WHEREAS, GMACM owns the Cut-off Date Principal Balances for the portion of Mortgage Loans identified on the Mortgage Loan Schedule attached as Schedule I-A hereto (the "GMACM Mortgage Loans");

        WHEREAS, Witmer owns the Cut-off Date Principal Balances of the Witmer Mortgage Loans identified on the Mortgage Loan Schedule attached as Schedule I-B hereto;

        WHEREAS, the parties hereto desire that: (i) GMACM sell the Cut-off Date Principal Balances of the GMACM Mortgage Loans to the Purchaser on the Closing Date pursuant to the terms of this Agreement, and (ii) Witmer sell the Cut-off Date Principal Balances of the Witmer Mortgage Loans to the Purchaser on the Closing Date pursuant to the terms of this Agreement;

        WHEREAS, the parties hereto desire that GMACM continue servicing the Witmer Mortgage Loans and the GMACM Mortgage Loans; and

        WHEREAS, GMACM has entered into an Amended and Restated Limited Liability Company Agreement (the "LLC Agreement") dated as of October 31, 2001 with Witmer Member Corp. and Bank One, National Association pursuant to which GMACM has been appointed the administrator of Witmer (the "Administrator"), pursuant to which GMACM is authorized to execute documents on behalf of Witmer and cause Witmer to deliver or perform the obligations of Witmer set forth in such documents;

        NOW,  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, the parties hereto agree as follows:

        The following terms are defined as follows:


Aggregate Principal Balance
(as of the Cut-off Date):       $398,691,629.81  (after  deduction  of  scheduled  principal payments due on or before the Cut-off  Date,  whether or not collected,  but without  deduction of  prepayments  that may have been made but not  reported  to the  Sellers  as of the close of business on such date).  With  respect to the GMACM
                                Mortgage Loans,  $22,997,285.03.  With respect to the Witmer
                                Mortgage Loans, $375,694,344.79.

Closing Date:                   January 29,  2002,  or such other date as may be agreed upon by the parties hereto.

Cut-off Date:                   January 1, 2002.

Mortgage Loan:                  A fixed  rate,  fully-amortizing,  first  lien,  residential conventional mortgage loan having a term of not more than 30 years and secured by Mortgaged Property.



Mortgaged Property:             A single  parcel  of real  property  on which is  located  a
                                detached  single-family   residence,  a  two-to-four  family
                                dwelling, a townhouse, an individual condominium unit, or an
                                individual  unit  in  a  planned  unit  development,   or  a
                                proprietary  lease  in  a  unit  in  a   cooperatively-owned
                                apartment  building  and  stock in the  related  cooperative corporation.



Pooling and  Servicing  Agreement:

                                The pooling and servicing agreement, dated as of January 29,
                                2002, among  Residential Asset Mortgage  Products,  Inc., as company,  GMAC  Mortgage  Corporation,  as servicer and Bank
                                One, National Association, as trustee (the "Trustee").


Repurchase Event:               With  respect to any  Mortgage  Loan as to which the related
                                Seller  delivers an affidavit  certifying  that the original
                                Mortgage  Note  has been  lost or  destroyed,  a  subsequent default on such Mortgage Loan if the enforcement  thereof or of the related Mortgage is materially and adversely affected by the absence of such original Mortgage Note.


All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement. The parties intend hereby to set forth the terms and conditions upon which the proposed transactions will be effected and, in consideration of the premises and the mutual agreements set forth herein, agree as follows:

SECTION 1. Agreement to Sell and Purchase Mortgage Loans. GMACM agrees to sell to the Purchaser and the Purchaser agrees to purchase from GMACM the GMACM Mortgage Loans having an aggregate principal balance equal to the Aggregate Principal Balance of the GMACM Mortgage Loans. Witmer agrees to sell to the Purchaser and the Purchaser agrees to purchase from Witmer the Witmer Mortgage Loans having an aggregate principal balance equal to the Aggregate Principal Balance of the Witmer Mortgage Loans.

SECTION 2. Mortgage Loan Schedule. GMACM has provided to the Purchaser a schedule setting forth all of the GMACM Mortgage Loans to be purchased on the Closing Date under this Agreement, which shall be attached hereto as Schedule I-A ("GMACM Mortgage Loan Schedule"). GMACM on behalf of Witmer has provided to the Purchaser a schedule setting forth all of the Witmer Mortgage Loans to be purchased on the Closing Date under this Agreement, which shall be attached hereto as Schedule I-B ("Witmer Mortgage Loan Schedule" and, together with the GMACM Mortgage Loan Schedule, the "Mortgage Loan Schedule").

SECTION 3. Purchase Price of Mortgage Loans. The purchase price (the "Purchase Price") to be paid to GMACM by the Purchaser for the GMACM Mortgage Loans shall be the sum of (i) $23,025,828.30 and (ii) the Class PO, the Class IO
Certificates and a 0.01% Percentage Interest in each of the Class R-I Certificates and Class R-II Certificates issued pursuant to the Pooling and Servicing Agreement. The Purchase Price to be paid to Witmer by the Purchaser for the Witmer Mortgage Loans shall be an amount equal to $376,160,640.95. The cash portion of the Purchase Price due to GMACM shall be paid by wire transfer of immediately available funds on the Closing Date to the account specified by GMACM. The Purchase Price due to Witmer shall be paid by wire transfer of immediately available funds on the Closing Date to the account specified by Witmer.

        The Purchaser and Sellers intend that the conveyance by the Sellers to the Purchaser of each of the Seller's right, title and interest in and to their respective Mortgage Loans pursuant to this Agreement shall be, and be construed as, a sale of their respective Mortgage Loans by the related Seller to the Purchaser. It is, further, not intended that such conveyance be deemed to be a grant of a security interest in the Mortgage Loans by each Seller to the Purchaser to secure a debt or other obligation of such Seller. However, in the event that the Mortgage Loans are held to be property of the related Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (a) this Agreement shall be and hereby is a security agreement within the meaning of Articles 9 of the Pennsylvania Uniform Commercial Code, the Delaware Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be, and hereby is, a grant by each Seller to the Purchaser of a security interest in such Seller's right, title and interest, whether now owned or hereafter acquired, in and to the following: (A) the Mortgage Loans sold by such Seller, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof,

(C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, (D) all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, goods, letters of credit, letter-of-credit rights, oil, gas, and other minerals, and investment property consisting of, arising from or relating to any of the foregoing and (E) all proceeds of the foregoing; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of any of the foregoing shall be deemed to be possession by the secured party, or possession by a purchaser or a person holding for the benefit of such secured party, for purposes of perfecting the security interest pursuant to the Pennsylvania Uniform Commercial Code, the Delaware Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-313 and 9-314 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee (as applicable) for the purpose of perfecting such security interest under applicable law. Each Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, each Seller shall prepare and deliver to the Purchaser not less than 15 days prior to any filing date, and the Purchaser shall file, or shall cause to be filed, at the expense of each Seller, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Purchaser's security interest in the Mortgage Loans, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by
(1) any change of name of such Seller or the Purchaser, (2) any change of type or jurisdiction of organization of such Seller, or (3) any transfer of any interest of such Seller in any Mortgage Loan.

        Notwithstanding the foregoing, (i) GMACM in its capacity as Servicer shall retain all servicing rights (including, without limitation, primary servicing and master servicing) relating to or arising out of the Mortgage Loans, and all rights to receive servicing fees, servicing income and other payments made as compensation for such servicing granted to it under the Pooling and Servicing Agreement pursuant to the terms and conditions set forth therein (collectively, the "Servicing Rights") and (ii) the Servicing Rights are not included in the collateral in which the Sellers grant a security interest pursuant to the immediately preceding paragraph.

SECTION 4. Record Title and Possession of Mortgage Files. Each Seller hereby sells, transfers, assigns, sets over and conveys to the Purchaser, without recourse, but subject to the terms of this Agreement and each Seller hereby acknowledges that the Purchaser, subject to the terms of this Agreement, shall have all the right, title and interest of such Seller in and to the related Mortgage Loans. From the Closing Date, but as of the Cut-off Date, the ownership of each Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Purchaser. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the related Seller shall be received and held by such Seller in trust for the exclusive benefit of the Purchaser as the owner of the Mortgage Loans. On and after the Closing Date, any portion of the related Mortgage Files or servicing files related to the Mortgage Loans (the "Servicing Files") in either Seller's possession shall be held by GMACM in a custodial capacity only for the benefit of the Purchaser and shall be promptly delivered to GMACM in the case of the Mortgage Files or Servicing Files in possession of Witmer. GMACM shall release its custody of any contents of the related Mortgage Files or Servicing Files only in accordance with written instructions of the Purchaser or the Purchaser's designee.

SECTION 5. Books and Records. The sale of each Mortgage Loan has been reflected on each Seller's balance sheet and other financial statements as a sale of assets by such Seller. Each Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in such Seller's computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser.

SECTION 6.     Delivery of Mortgage Notes.

(a) On or prior to the Closing Date, in connection with the conveyance by GMACM of the GMACM Mortgage Loans sold by it and the conveyance by Witmer of the Witmer Mortgage Loans sold by it, GMACM shall deliver to the Purchaser or the Custodian, as directed by the Purchaser, the original Mortgage Note, with respect to each Mortgage Loan so assigned, endorsed without recourse in blank, or in the name of the Trustee as trustee, and signed by an authorized officer (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of GMACM, and if in the form of an allonge, the allonge shall be stapled to the Mortgage Note), with all intervening endorsements showing a complete chain of title from the originator to GMACM. If the Mortgage Loan was acquired by the endorser in a merger, the endorsement must be by "____________, successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the endorser while doing business under another name, the endorsement must be by "____________ formerly known as [previous name]." The delivery of each Mortgage Note to the Purchaser or the Custodian is at the expense of GMACM.

               In lieu of delivering the Mortgage Note relating to any Mortgage Loan, the Sellers may deliver or cause to be delivered a lost note affidavit from the related Seller or GMACM stating that the original Mortgage Note was lost, misplaced or destroyed, and, if available, a copy of each original Mortgage Note; provided, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, GMACM, in lieu of delivering the above documents, may deliver to the Purchaser a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loan in the Payment Account on the Closing Date.

(b) If any Mortgage Note is not delivered to the Purchaser (or the Custodian as directed by the Purchaser) or the Purchaser discovers any defect with respect to a Mortgage Note which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Purchaser shall give prompt written specification of such defect or omission to GMACM, and GMACM shall cure such defect or omission in all material respects or repurchase such Mortgage Loan or substitute a Qualified Substitute Mortgage Loan in the manner set forth in Section 7.03. It is understood and agreed that the obligation of GMACM to cure a material defect in, or substitute for, or purchase any Mortgage Loan as to which a material defect in, or omission of, a Mortgage Note exists, shall constitute the sole remedy respecting such material defect or omission available to the Purchaser, Certificateholders or the Trustee on behalf of Certificateholders.

(c) All other documents contained in the Mortgage File and any original documents relating to the Mortgage Loans not contained in the Mortgage File or delivered to the Purchaser, are and shall be retained by the Servicer in trust as agent for the Purchaser.

               In the event that in connection with any Mortgage Loan: (a) the original recorded Mortgage (or evidence of submission to the recording office),
(b) all interim recorded assignments, (c) the original recorded modification agreement, if required, or (d) evidence of title insurance (together with all riders thereto, if any) satisfying the requirements of clause (I)(ii), (iv),
(vi) or (vii) of the definition of Mortgage File, respectively, is not in the possession of the Servicer concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office, or, in the case of each such interim assignment or modification agreement, because the related Mortgage has not been returned by the appropriate recording office, in the case of clause (I)(ii), (iv) or (vi) of the definition of Mortgage File, or because the evidence of title insurance has not been delivered to the related Seller by the title insurer in the case of clause (I)(vii) of the definition of Mortgage File, the Servicer shall use its best efforts to obtain, (A) in the case of clause (I)(ii), (iv) or (vi) of the definition of Mortgage File, such original Mortgage, such interim assignment, or such modification agreement, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, or (B) in the case of clause
(I)(vii) of the definition of Mortgage File, evidence of title insurance.

(d) If any of the documents held by the Servicer pursuant to clause (c) above are missing or defective in any other respect and such missing document or defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, GMACM shall cure or repurchase such Mortgage Loan or substitute a Qualified Substitute Mortgage Loan in the manner set forth in
Section 7.03. It is understood and agreed that the obligation of GMACM to cure a material defect in, or substitute for, or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists, shall constitute the sole remedy respecting such material defect or omission available to the Purchaser, Certificateholders or the Trustee on behalf of Certificateholders.

(e) If any assignment is lost or returned unrecorded to the Servicer because of any defect therein, GMACM shall prepare a substitute assignment or cure such defect, as the case may be, and the Servicer shall cause such assignment to be recorded in accordance with this Section.

SECTION 7.     Representations and Warranties.

SECTION 7.01. Representations and Warranties of Sellers. (i) GMACM represents, warrants and covenants to the Purchaser that as of the Closing Date or as of such date specifically provided herein:

               (a) GMACM is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan;

               (b) GMACM has the power and authority to make, execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement; this Agreement constitutes a legal, valid and binding obligation of GMACM, enforceable against GMACM in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

               (c) The execution and delivery of this Agreement by GMACM and its performance and compliance with the terms of this Agreement will not violate GMACM's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which GMACM is a party or which may be applicable to GMACM or any of its assets;

               (d) No litigation before any court, tribunal or governmental body is currently pending, nor to the knowledge of GMACM is threatened against GMACM, nor is there any such litigation currently pending, nor to the knowledge of GMACM threatened against GMACM with respect to this Agreement that in the opinion of GMACM has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

               (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by GMACM of or compliance by GMACM with this Agreement, the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement except for consents, approvals, authorizations and orders which have been obtained;

               (f) The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of GMACM, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages relating to the GMACM Mortgage Loans by GMACM pursuant to this Agreement are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

               (g) GMACM did not select such Mortgage Loans in a manner that it reasonably believed was adverse to the interests of the Purchaser based on the related Seller's portfolio of conventional non-conforming Mortgage Loans;

               (h) GMACM will treat the sale of the Mortgage Loans to the Purchaser as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes;

               (i) GMACM is an approved  seller/servicer of residential mortgage loans for Fannie Mae and Freddie Mac. GMACM is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae and Freddie Mac and no event has occurred which would make GMACM unable to comply with eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

               (j) No written statement, report or other document furnished or to be furnished pursuant to the Agreement contains or will contain any statement that is or will be inaccurate or misleading in any material respect; and

               (k)  GMACM,  as  Administrator   under  the  LLC  Agreement,   is
authorized to execute this Agreement on behalf of Witmer.

        (ii) Witmer represents, warrants and covenants to the Purchaser that as of the Closing Date or as of such date specifically provided herein:

               (a) Witmer is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware;

               (b) Witmer has the power and authority to make, execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Agreement; this Agreement constitutes a legal, valid and binding obligation of Witmer, enforceable against Witmer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

               (c) The execution and delivery of this Agreement by Witmer and its performance and compliance with the terms of this Agreement will not violate Witmer's Certificate of Formation or the LLC Agreement or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which Witmer is a party or which may be applicable to Witmer or any of its assets;

               (d) No litigation before any court, tribunal or governmental body is currently pending, nor to the knowledge of Witmer is threatened against Witmer, nor is there any such litigation currently pending, nor to the knowledge of Witmer threatened against Witmer with respect to this Agreement that in the opinion of Witmer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

               (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Witmer of or compliance by Witmer with this Agreement, the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement except for consents, approvals, authorizations and orders which have been obtained;

               (f) The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of Witmer, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages relating to the Witmer Mortgage Loans by Witmer pursuant to this Agreement are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction; and

               (g) Witmer will treat the sale of the Mortgage Loans to the Purchaser as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes.

SECTION 7.02.  Representations  and Warranties as to Individual  Mortgage Loans.
(i) GMACM hereby represents and warrants to the Purchaser, as to each Mortgage Loan (except as otherwise specified below), as of the Closing Date, as follows:

     (a) The information set forth in the Mortgage Loan Schedule is true, complete and correct in all material respects as of the Cut-off Date;

               (b) The original mortgage, deed of trust or other evidence of indebtedness (the "Mortgage") creates a first lien on an estate in fee simple or a leasehold interest in real property securing the related Mortgage Note, free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording which are acceptable to mortgage lending institutions generally, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;

               (c) The Mortgage Loan has not been delinquent thirty (30) days or more at any time during the twelve (12) month period prior to the Cut-off Date for such Mortgage Loan. As of the Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days and has not been dishonored; there are no defaults under the terms of the Mortgage Loan; and GMACM has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

               (d) There are no delinquent taxes which are due and payable, ground rents, assessments or other outstanding charges affecting the related Mortgaged Property;

               (e) The Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by applicable law or is necessary to protect the interests of the Purchaser, and which have been approved by the title insurer and the primary mortgage insurer, as applicable, and copies of which written instruments are included in the Mortgage File. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released by GMACM or, to the best of GMACM's knowledge, by any other person, in whole or in part, from the terms thereof except in connection with an assumption agreement, which assumption agreement is part of the Mortgage File and the terms of which are reflected on the Mortgage Loan Schedule;

               (f) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

               (g) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer pursuant to standard hazard policies conforming to the requirements of Fannie Mae and Freddie Mac. All such standard hazard policies are in effect and on the date of origination contained a standard mortgagee clause naming GMACM and its successors in interest as loss payee and such clause is still in effect. If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the Flood Disaster Protection Act of 1973, as amended, such Mortgaged Property is covered by flood insurance by a generally acceptable insurer in an amount not less than the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

               (h) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;

               (i) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

               (j) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. The proceeds of the Mortgage Note have been fully disbursed and there is no requirement for future advances thereunder;

               (k) (i) With respect to each Witmer Mortgage Loan, (A) immediately prior to the transfer and assignment to the Purchaser, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, except for any assignment or pledge that had been satisfied and released, (B) immediately prior to the assignment of such Mortgage Loan to Witmer, GMACM had good and marketable title thereto and was the sole owner thereof, and (C) GMACM had full right to transfer and sell the Mortgage Loan pursuant to the Witmer Purchase Agreement free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest; and (ii) with respect to each GMACM Mortgage Loan, (A) immediately prior to the transfer and assignment to the Purchaser, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, except for any assignment or pledge that had been satisfied and released, (B) GMACM had good and marketable title to and was the sole owner thereof and (C) GMACM had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

               (l) The Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance, with all necessary endorsements, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in clause (b) (1), (2) and (3) above) GMACM, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Such title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. GMACM is the sole insured of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of GMACM's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

               (m) To GMACM's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither GMACM nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

               (n) To GMACM's knowledge, there are no mechanics, or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

               (o) To GMACM's knowledge, all improvements lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly with the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (l) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

     (p)  The  Mortgage   Loan  is  a   "qualified   mortgage"   under   Section
860(G)(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

               (q) The Mortgage Loan was originated by GMACM or by an eligible correspondent of GMACM. The Mortgage Loan complies in all material respects with all the terms, conditions and requirements of GMACM's underwriting standards in effect at the time of origination of such Mortgage Loan. The Mortgage Notes and Mortgages are on uniform Fannie Mae/Freddie Mac instruments or are on forms acceptable to Fannie Mae or Freddie Mac;

               (r) The Mortgage Loan contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder. The Mortgage Loan has an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. Except as otherwise set forth on the Mortgage Loan Schedule, the Mortgage Loan does not contain terms or provisions which would result in negative amortization nor contain "graduated payment" features or "buydown" features;

               (s) To GMACM's knowledge, the Mortgaged Property at origination of the Mortgage Loan was and currently is free of damage and waste and at origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation thereof;

               (t) The related Mortgage contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. To GMACM s knowledge, there is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

               (u) If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustees sale or attempted sale after default by the Mortgagor;

               (v) If required by the applicable processing style, the Mortgage File contains an appraisal of the related Mortgaged Property made and signed prior to the final approval of the mortgage loan application by an appraiser that is acceptable to Fannie Mae or Freddie Mac and approved by GMACM. The appraisal, if applicable, is in a form generally acceptable to Fannie Mae or Freddie Mac;

               (w) To GMACM's knowledge, each of the Mortgaged Properties consists of a single parcel of real property with a detached single-family residence erected thereon, or a two- to four-family dwelling, a townhouse, an individual condominium unit in a condominium project, an individual unit in a planned unit development or a proprietary lease on a cooperatively owned apartment and stock in the related cooperative corporation. Any condominium unit or planned unit development either conforms with applicable Fannie Mae or Freddie Mac requirements regarding such dwellings or is covered by a waiver confirming that such condominium unit or planned unit development is acceptable to Fannie Mae or Freddie Mac or is otherwise "warrantable" with respect thereto. No such residence is a mobile home or manufactured dwelling;

               (x) The ratio of the original outstanding principal amount of the Mortgage Loan to the lesser of the appraised value (or stated value if an appraisal was not a requirement of the applicable processing style) of the Mortgaged Property at origination or the purchase price of the Mortgaged Property securing each Mortgage Loan (the "Loan-to-Value Ratio") is not in excess of 95.00%. The original Loan-to-Value Ratio of each Mortgage Loan either was not more than 80.00% or the excess over 80.00% is insured as to payment defaults by a primary mortgage insurance policy issued by a primary mortgage insurer acceptable to Fannie Mae and Freddie Mac;

               (y) GMACM is either, and each Mortgage Loan was originated by, a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 and 211 of the National Housing Act;

               (z) The origination, collection and servicing practices with respect to each Mortgage Note and Mortgage have been in all material respects legal, normal and usual in GMACM's general mortgage servicing activities. With respect to escrow deposits and payments that GMACM collects, all such payments are in the possession of, or under the control of, GMACM, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note;

               (aa) No fraud or misrepresentation of a material fact with respect to the origination of a Mortgage Loan has taken place on the part of GMACM; and

               (bb) If any of the Mortgage Loans are secured by a leasehold interest, with respect to each leasehold interest: residential property in such area consisting of leasehold estates is readily marketable; the lease is recorded and is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan.

        With respect to Section 7.02(i), representations made by GMACM with respect to the Witmer Mortgage Loans, made as of the Cut-off Date or the Closing Date are made by GMACM in its capacity as Servicer under the Witmer Purchase Agreement. Representations made by GMACM with respect to the Witmer Mortgage Loans sold by Witmer and made as of any other date are made by GMACM in its capacity as seller of Witmer Mortgage Loans to Witmer.

        (ii) Witmer hereby represents and warrants to the Purchaser, as to each Witmer Mortgage Loan, as of the Closing Date, as follows:

               With respect to each Witmer Mortgage Loan, (A) immediately prior to the transfer and assignment to the Purchaser, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, except for any assignment or pledge that had been or is, concurrently with the sale and assignment hereunder, satisfied and released; (B) immediately prior to assignment of such Mortgage Loan, Witmer had good title thereto; and (C) immediately prior to such assignment Witmer had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest, except for any encumbrance, equity, lien, pledge, charge, claim or security interest that had been or is, concurrently with the sale and assignment hereunder, satisfied and released.

SECTION 7.03. Repurchase. It is understood and agreed that the representations and warranties set forth in Sections 7.01 and 7.02 shall survive the sale of the Mortgage Loans to the Purchaser and delivery of the related Mortgage Loan documents to the Purchaser or its designees and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination of any Mortgage File. Upon discovery by either Seller, GMACM or the Purchaser of a breach of the representations and warranties made by the applicable Seller or GMACM, or upon the occurrence of a Repurchase Event, in either case which materially and adversely affects interests of the Purchaser or its assignee in any Mortgage Loan, the party discovering such breach or occurrence shall give prompt written notice to the other parties. If the substance of any representation or warranty has been breached, the repurchase obligation set forth in the provisions of this
Section 7.03 shall apply notwithstanding any qualification as to the knowledge of the applicable Seller or GMACM. Following discovery or receipt of notice of any such breach of a representation or warranty made by Witmer or GMACM or the occurrence of a Repurchase Event, GMACM or Witmer, as applicable, shall either
(i) cure such breach in all material respects within 90 days from the date such Person was notified of such breach or (ii) repurchase such Mortgage Loan at the related Purchase Price within 90 days from the date such Person was notified of such breach; provided, however, that GMACM or Witmer, as applicable, shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; and provided further that if the breach or occurrence would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the earlier of the date the breach was discovered or receipt of notice of any such breach. In the event that any such breach shall involve any representation or warranty set forth in Section 7.01 or those relating to the Mortgage Loans or a portion thereof in the aggregate, and such breach cannot be cured within ninety days of the earlier of either discovery by or notice to the applicable Seller or GMACM, as the case may be, of such breach, all Mortgage Loans affected by the breach shall, at the option of the Purchaser, be repurchased by such Seller or GMACM, as applicable, at the Purchase Price or substituted for in accordance with this Section 7.03. If GMACM or Witmer elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 7.03, such Person shall deliver to the Custodian with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note endorsed as required by Section 6, and such Seller or GMACM, as applicable, shall deliver to the Servicer with respect to such Qualified Substitute Mortgage Loan, the Mortgage, an Assignment of the Mortgage in recordable form if required pursuant to Section 6, and such other documents and agreements as are required to be held by the Servicer pursuant to Section 6. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Servicer and remitted by the Servicer to such Seller on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter such Seller or GMACM, as applicable, shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, such Seller and GMACM shall be deemed to have made the representations and warranties contained in this Agreement with respect to the Qualified Substitute Mortgage Loan or Loans and that such Mortgage Loans so substituted are Qualified Substitute Mortgage Loans as of the date of substitution. In furtherance of the foregoing, if GMACM or the Seller that repurchases or substitutes a Mortgage Loan is no longer a member of MERS and the Mortgage is registered on the MERS(R) System, the Purchaser, at the expense of GMACM and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to GMACM or the applicable Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations.

     In the event of a  repurchase  by either  Seller or GMACM  pursuant to this
Section 7.03, the Purchaser shall (i) forward or cause to be forwarded the Mortgage

File for the related Mortgage Loan to such Seller or GMACM, as the case may be, which shall include the Mortgage Note endorsed without recourse to such Seller or its designee, (ii) cause the Servicer to release to such Seller or GMACM, as the case may be, any remaining documents in the related Mortgage File which are held by the Servicer, and (iii) forward or cause to be forwarded an assignment in favor of such Seller or GMACM, as the case may be, or its designee of the Mortgage in recordable form and acceptable to such Seller or GMACM, as the case may be, in form and substance and such other documents or instruments of transfer or assignment as may be necessary to vest in Witmer or GMACM, as the case may be, or its respective designee title to any such Mortgage Loan (or with respect to any Mortgage registered on the MERS(R) System, if such Seller or GMACM, as the case may be, is still a member of MERS, the Purchaser shall cause MERS to show such Seller or GMACM, as the case may be, as the owner of record). The Purchaser shall cause the related Mortgage File to be forwarded to such Seller or GMACM, as the case may be, immediately after receipt of the related Purchase Price by wire transfer of immediately available funds to an account specified by the Purchaser.

        It is understood and agreed that the obligation of each Seller or GMACM, as the case may be, to cure such breach or purchase (or to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Purchaser or the Trustee on behalf of the Certificateholders.

SECTION 8. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when deposited, postage prepaid, in the United States mail, if mailed by registered or certified mail, return receipt requested, or when received, if delivered by private courier to another party, at the related address shown on the first page hereof, or such other address as may hereafter be furnished to the parties by like notice.

SECTION 9. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 10. Counterparts; Entire Agreement. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Agreement is the entire agreement between the parties relating to the subject matter hereof and supersedes any prior agreement or communications between the parties.

SECTION 11. Place of Delivery and Governing Law. This Agreement shall be deemed in effect when counterparts hereof have been executed by each of the parties hereto. This Agreement shall be deemed to have been made in the State of New York. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, without giving effect to its conflict of law rules.

SECTION 12. Successors and Assigns; Assignment of Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided that this Agreement may not be assigned, pledged or hypothecated by each Seller to a third party without the prior written consent of the Purchaser.

SECTION 13. Waivers; Other Agreements. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

SECTION 14. Survival. The provisions of this Agreement shall survive the Closing Date and the delivery of the Mortgage Loans, and for so long thereafter as is necessary (including, subsequent to the assignment of the Mortgage Loans) to permit the parties to exercise their respective rights or perform their respective obligations hereunder.

DOCSNY1:831405.3                              -1-
12903115 02935435



12903115 02935435

        IN WITNESS WHEREOF, the Sellers and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                  GMAC MORTGAGE CORPORATION, as Seller


                                  By:    /s/ Thomas J. O'Hara
                                  Name:  Thomas J. O'Hara
                                  Title: Senior Vice President

                                  WITMER FUNDING LLC, as Seller
                                  BY: GMAC MORTGAGE CORPORATION, as
                                  Administrator


                                  By:    /s/ Patricia C. Taylor
                                  Name:  Patricia C. Taylor
                                  Title: Senior Vice President


                                  RESIDENTIAL ASSET MORTGAGE PRODUCTS,
                                  INC., as Purchaser


                                  By:    /s/ Patricia C. Taylor
                                  Name:  Patricia C. Taylor
                                  Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

                                  SCHEDULE I-A

                          GMACM MORTGAGE LOAN SCHEDULE

                                  SCHEDULE I-B

                          WITMER MORTGAGE LOAN SCHEDULE